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                                                                   EXHIBIT 10.40




                     SENIOR EXECUTIVE RETIREMENT PLAN (SERP)



                       (EFFECTIVE AS OF NOVEMBER 28, 1997)
















                Approved by the Board of Directors of Avenor Inc.
                              on November 28, 1997




/s/ Arthur R. Sawchuk                              /s/ Marc Regnier
-------------------------------------              -----------------------------
President and Chief Executive Officer              Secretary



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TABLE OF CONTENTS
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Section 1  - Purpose .........................................................1
Section 2  - Definitions......................................................2
Section 3  - Eligibility......................................................4
Section 4  - Contributions ...................................................5
Section 5  - Normal Retirement Date and Retirement Benefits...................6
Section 6  - Early Retirement Dates and Retirement Benefits...................8
Section 7  - Postponed Retirement Date and Retirement Benefits ..............10
Section 8  - Total and Permanent Disability .................................11
Section 9  - Payment of Retirement Income....................................12
Section 10 - Death Prior to Retirement.......................................14
Section 11 - Benefits on Termination of Employment...........................16
Section 12 - Increase in Benefits............................................17
Section 13 - General Provisions..............................................18
Section 14 - Administration..................................................21
Section 15 - Future of the Plan..............................................22

Appendix A - Service with an Employer other than the Corporation
Appendix B - Pension from an Employer other than the Corporation



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SECTION 1 - PURPOSE
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1.01     The purpose of the Senior Executive Retirement Plan (SERP) (hereinafter the "Supplemental Plan") is to provide to the eligible employees retirement benefits in addition to those payable from any registered plan of the Corporation.

1.02 This Supplemental Plan is effective as of November 28, 1997 and as of such date replaces and cancels the application of any prior plan or agreement, whether oral or written, between a participant therein and the Corporation and providing for supplemental retirement benefits to be paid to such participant in addition to those payable from any registered pension plan of the Corporation. However, this Supplemental Plan shall not apply to or otherwise modify benefits payable or the terms and conditions for payment of such benefits to any former employee who has retired from or otherwise terminated his employment with Avenor Inc. or its predecessors or their affiliates prior to the effective date of this Supplemental Plan.



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SECTION 2 - DEFINITIONS
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In this Supplemental Plan, the following words and phrases shall have the following meaning, respectively, unless a different meaning is specifically required by the context:

2.01 CONTINUOUS SERVICE shall have the same meaning as defined in the Registered Plan of which the Participant is a member, provided that:

         a) for the purpose of Subsections 5.02, 6.02, 8.01, 10.01, 11.01 and 11.02 of this Supplemental Plan, it shall exclude any period of service with a prior employer other than the Corporation, whether or not such period of service with a prior employer is recognized under the Registered Plan;

         b) for the purpose of Subsections 6.03, 6.04 and 8.02 of this Supplemental Plan, it shall include such additional service with a prior employer other than the Corporation as defined in Appendix A hereto and which is not recognized for the purpose of the Registered Plan.

2.02 PARTICIPANT shall mean an Employee who is eligible to participate in this Supplemental Plan in accordance with Section 3 herein.

2.03 PRIOR SUPPLEMENTAL PLAN shall mean the Supplementary Retirement Benefit Plan established by the Corporation effective July 16, 1993, which is being replaced by this Supplemental Plan in respect of a Participant herein.

2.04     REGISTERED PLAN shall mean any of the following:

         a)       the "Executive Staff Retirement Plan (1976) of Avenor Inc."


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         b)       the "Supervisory Employees' Retirement Plan (1976) of Avenor
                  Inc.", and

         c)       the "Employees' Retirement Plan (1988) of Avenor Inc."

         Any reference to the Registered Plan shall, in respect of a given Participant, be deemed to be a reference to the Registered Plan of which he is a member.

2.05 SENIOR EXECUTIVE POSITION shall mean the President and CEO of the Corporation or a position reporting directly to it and considered as such by the Corporation.

2.06 The terms ACTUARIAL EQUIVALENT, AVERAGE STIP TARGET, COMMUTED VALUE, CORPORATION, EMPLOYEE, FINAL AVERAGE EARNINGS, SPOUSE AND TOTAL AND PERMANENT DISABILITY when used herein, shall have the same meaning as defined in the Registered Plan of which the Participant is a member.

         The term CREDITED SERVICE, when used in relation to a Participant who is a member of a Registered Plan which is either the "Executive Staff Retirement Plan (1976) of Avenor Inc." or the "Supervisory Employees' Retirement Plan (1976) of Avenor Inc." shall have the same meaning as defined in the applicable Registered Plan, and when used in relation to a Participant who is a member of the Registered Plan which is the "Employees' Retirement Plan (1988) of Avenor Inc." shall have the same meaning as the term Creditable Service as defined in such Registered Plan. CREDITED SERVICE shall also include such additional service with a prior employer other than the Corporation which is not recognized for the purpose of the Registered Plan, but which is recognized as such for the purpose of this Supplemental Plan, as defined in Appendix A hereto.

In this Supplemental Plan, reference to the male gender will include the female gender unless the context requires otherwise and words importing the singular number may be construed to extend to and include the plural number and vice versa.



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SECTION 3 - ELIGIBILITY
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3.01     An Employee shall automatically become a Participant in this
         Supplemental Plan if he occupies a Senior Executive Position with the Corporation.

3.02 The Vice President, Human Resources, of the Corporation shall inform such Employee as soon as practical of his having become a Participant under this Supplemental Plan.

3.03 Such Employee shall remain a Participant as long as he continues to be entitled to receive benefits under this Supplemental Plan.

3.04 In the event that a Participant remains an employee of the Corporation but no longer occupies a Senior Executive Position, and unless he is otherwise designated by the Corporation as eligible to continue to accrue Credited Service under this Supplemental Plan, the benefits otherwise payable to or in respect of such Participant under this Supplemental Plan shall be payable as of the Participant's retirement date, date of death or date of termination of employment, as the case may be, but shall be based on such Participant's Credited Service up to the date as of which he no longer occupies a Senior Executive position or as of such later date specified by the Corporation.



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SECTION 4 - CONTRIBUTIONS
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4.01     No contribution shall be required from a Participant in respect of benefits payable under this Supplemental Plan.

4.02 The benefits payable under this Supplemental Plan shall, unless decided otherwise by Avenor Inc. at its entire discretion, be payable by the Corporation out of its operating funds as they become due and the Corporation shall be under no obligation whatsoever to pay contributions in advance to fund such benefits.

4.03 Notwithstanding Subsection 4.02, the Corporation will arrange for the payment of benefits provided under the Supplemental Plan to be secured through a letter of credit from a financial institution.


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SECTION 5 - NORMAL RETIREMENT DATE AND RETIREMENT BENEFITS
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5.01     For the purpose of this Supplemental Plan, the Normal Retirement Date of a Participant will be the first day of the month coinciding with or next following his attainment of age 65.

5.02 Each Participant who retires on his Normal Retirement Date shall, provided he has completed 2 or more years of Continuous Service, be entitled to receive an annual supplementary retirement allowance payable in equal monthly instalments and commencing on his Normal Retirement Date in an amount equal to the excess, if any, of (a) over
         (b) below:

         (a) the aggregate of 2% of his Final Average Earnings and 2% of his Final Average Earnings times 50% of his Average STIP Target, multiplied by his number of years and fractions of year of Credited Service, provided that with respect to such portion of a Participant's Credited Service which relates to service with an employer other than the Corporation, whether it is recognized or not under the Registered Plan as defined in Appendix A hereto, the percentage of 2% shall be replaced by a percentage of 1.6% in respect of such portion of the Participant's Credited Service, over

         (b)      the aggregate of

                  (i) the annual amount of the lifetime pension or equivalent value thereof payable to the Participant under the Registered Plan of which he is a member, determined as if the Participant had elected that such lifetime pension be paid on a lifetime basis with a 60% survivor pension, in the



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                           case of a Participant who has a surviving Spouse or
                           with a 120 month guarantee in the case of a Participant who does not have a surviving Spouse or, where applicable, the annual amount of such lifetime pension that would have been so payable to the Participant under such Registered Plan if there had not been a division between the Participant and his Spouse or former spouse of retirement benefits otherwise payable thereunder as a result of divorce, separation or annulment of marriage; and

                  (ii) the annual amount or the aggregate of the annual amounts, as the case may be, of the other lifetime pension or equivalent value thereof, if any, that the Participant is entitled to receive under any pension plan or plans, or similar arrangement if any, of the Corporation or of a prior employer on account of service recognized for the purpose of calculating the supplementary retirement allowance payable under this Supplemental Plan and before election by the Participant of any prescribed optional form of payment as provided under such pension plan or plans or, where applicable, the annual amount or the aggregate of the annual amounts, as the case may be, of such other lifetime pension or pensions that would have been so payable to the Participant if there had not been a division between the Participant and his Spouse or former Spouse of retirement benefits otherwise payable thereunder as a result of divorce, separation or annulment of marriage. For sake of clarity, these amounts are described in Appendix B.

         In the event that the difference in the ages of the Participant and the Participant's Spouse exceeds 10 years, the amount in 5.02 (a) shall be adjusted on an actuarial equivalent basis, taking into account the form of payment specified in Section 9.01 (i), on account of the excess of this difference over a difference of 10 years.




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SECTION 6 - EARLY RETIREMENT DATES AND RETIREMENT BENEFITS
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6.01     A Participant may retire on the first day of any month during the 10 year period preceding his Normal Retirement Date. For the purpose of this Supplemental Plan, his Early Retirement Date shall be the first day of the month in which such retirement occurs.

6.02 Each Participant who retires early in accordance with Subsection 6.01 shall, provided he has completed 2 or more years of Continuous Service, be entitled to receive an annual supplementary retirement allowance, payable in equal monthly instalments and commencing on his Early Retirement Date, equal to the amount determined in accordance with
         Section 5 where the amount in 5.02 (a) is reduced in the same manner and subject to the same conditions of payment as the lifetime pension payable from the Registered Plan of which such Participant is a member, notwithstanding the maximum pension rules, taking into consideration all service with an employer other than the Corporation recognized as per Appendix A, whether such service has been recognized under the Registered Plan or not.

6.03 Notwithstanding anything in the Supplemental Plan to the contrary, in the case of a Corporation initiated termination of employment, the Corporation reserves the right to retire a Participant at any age, provided the sum of his age and number of years of Continuous Service, each calculated in years and months, shall total 80 or more.

         Each such Participant shall retire on the first day of any month preceding his Normal Retirement Date and receive an annual supplementary allowance equal to the full normal retirement supplementary allowance accrued to his early retirement date and calculated in accordance with Subsection 5.02, without reduction on account of early retirement.




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6.04     In the event a Participant's Credited Service includes service with a prior employer other than the Corporation as defined in Appendix A hereto and which is not recognized for purposes of the Registered Plan of which he is a member, such Participant who retires early in accordance with subsection 6.01 after completion of 15 years of Continuous Service shall receive, in respect of such portion of his Credited Service, an annual supplementary retirement allowance equal to 1/35 of the maximum annual retirement pension payable under the Canada or Quebec Pension Plan in effect in the year of retirement, multiplied by the number of years and fraction of year of such portion of his Credited Service, for a maximum of 35 years including the portion of his Credited Service in respect of which a supplementary pension benefit is payable under the Registered Plan of which he is a member, and payable in equal monthly instalments commencing on the later of his Early Retirement Date or age 60 and ceasing with the payment immediately preceding or coincident with the earlier of:

         (a)      his Normal Retirement Date, and

         (b)      the date of his death.



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SECTION 7 - POSTPONED RETIREMENT DATES AND RETIREMENT BENEFITS
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7.01     In the event a Participant remains in the employ of the Corporation after his Normal Retirement Date, he shall be entitled to receive an annual supplementary retirement allowance, payable in equal monthly instalments and commencing on the first day of the month following his actual retirement date, equal to the amount determined in accordance with Section 5 based on his Credited Service up to his actual retirement date.




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SECTION 8 - TOTAL AND PERMANENT DISABILITY
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8.01     A Participant who retires on an early retirement date for Total and
         Permanent Disability shall, provided he has completed 2 or more years of Continuous Service, be entitled to receive an annual supplementary disability allowance, payable in equal monthly instalments and commencing on such early retirement date, which shall be equal to the Actuarial Equivalent of the amount of the supplementary retirement allowance determined in accordance with Section 5 and computed on the basis of his Final Average Earnings and Credited Service to such early retirement date.

8.02 If, however, such Participant has completed 15 years of Continuous Service at the time he suffers a Total and Permanent Disability, he shall be entitled to receive an annual supplementary disability allowance, payable in equal monthly instalments and commencing on such early retirement date, in an amount which shall be equal to the amount of the supplementary retirement allowance determined in accordance with
         Section 5 and computed on the basis of his Final Average Earnings and Credited Service to such early retirement date, without reduction on account of early retirement.



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SECTION 9 - PAYMENT OF RETIREMENT INCOME
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9.01     The annual supplementary allowance payable to the Participant under
         Sections 5, 6, 7 or 8, as the case may be, of this Supplemental Plan shall be paid during the lifetime of the Participant. Following the death of the Participant, the Participant's Spouse shall be entitled to receive during his or her lifetime an annual supplementary survivor allowance, payable in equal monthly instalments and commencing on the first day of the month following the month in which the Participant dies, equal to the excess of (i) over (ii) below:

         (i) 60% of the annual supplementary allowance that would have been paid to the Participant at the time of his death if the annual supplementary allowance calculated pursuant to Subsection 5.02(a) did not have to be reduced by the amount determined under Subsection 5.02(b), over

         (ii) any survivor pension payable to the Spouse under the Registered Plan following the death of the Participant.

9.02 In the event of there being no Spouse at time of retirement, should the Participant die before 120 monthly payments of the supplementary allowance have been made to him, his estate shall receive a lump sum equal to the Commuted Value of the excess of (i) over (ii) below:



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         (i)      the balance of the 120 monthly payments of the supplementary allowance determined as if such supplementary allowance calculated pursuant to Subsection 5.02(a) did not have to be reduced by the amount determined in Subsection 5.02(b)

         over

         (ii) any amount still payable under the Registered Plan following the death of the Participant.

9.03 If the form of pension received by the Participant under the Registered Plan of which he is a member is different than the form described in Subsection 9.01 above, or 9.02, as the case may be, he shall be deemed to have elected the same form of pension for purposes of this Supplemental Plan. In such case, the supplementary allowance payable under this Supplemental Plan shall be the Actuarial Equivalent of the form of pension described in Subsection 9.01 or 9.02 above, as applicable.

9.04 In the case of a Participant who was a participant (as defined therein) in the Prior Supplemental Plan on June 30, 1995, the portion of the annual supplementary allowance payable to such Participant under
         Section 5, 6 or 7, as the case may be, of this Supplemental Plan and which can reasonably be considered to relate to his Credited Service up to June 30, 1995 shall be augmented, if required, so as not to be less than the annual supplementary benefit accrued to such Participant up to June 30, 1995 under the terms of the Prior Supplemental Plan, taking into account that under such Prior Supplemental Plan, the annual supplementary benefit was payable for life with a five year guarantee.



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SECTION 10 - DEATH PRIOR TO RETIREMENT
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10.01    In the event that a Participant dies while in service of the
         Corporation prior to having reached age 55 and after having completed 2 years of Continuous Service, his Spouse or, in the absence of a Spouse, his estate, shall be entitled to receive a death benefit equal to the Commuted Value of the deferred supplementary retirement allowance accrued to such Participant under this Supplemental Plan and determined as if the Participant had terminated his employment pursuant to Section 11 hereunder on the day of his death. Such death benefit shall, subject to applicable legislation, be paid in the same manner and subject to same conditions as the death benefit payable in similar circumstances under the Registered Plan of which the Participant is a member, provided that any such benefit payable in a lump sum basis shall be paid in cash to the person entitled to such benefit.

10.02    (a)      In the event that a Participant dies while in service of the
                  Corporation after having reached age 55, his Spouse shall be entitled to receive an annual supplementary survivor allowance equal to 60% of the annual lifetime supplementary retirement allowance that would have been payable to the Participant in accordance with Section 5, 6 or 7 as the case may be, determined as if he had retired on the date of his death, such supplementary survivor allowance to be actuarially adjusted, notwithstanding the last paragraph of Section 5.02, to reflect any age difference between Participant and his Spouse. Such supplementary survivor allowance shall commence on the first day of the month following the date of the Participant's death and shall be payable in equal monthly instalments until the date of the Spouse's death.

         (b) Notwithstanding anything to the contrary, the surviving Spouse of such a Participant shall receive a death benefit equal to the greater of that provided under this Section 10.02 (a) and that which would have been provided under Section 10.01 had the Participant not attained age 55 prior to his death.


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         (c)      Without a Surviving Spouse
                  In the event such Participant had no surviving Spouse at his date of death, the Participant's estate will receive a death benefit as described under Subsection 10.01, as if the Participant had not attained age 55 prior to his death.

10.03 In the event a Participant entitled to a deferred supplementary retirement allowance following his termination of employment pursuant to Section 11 of this Supplemental Plan dies prior to the commencement of payment of such deferred supplementary retirement allowance, his Spouse, or in absence of a Spouse, his estate, shall be entitled to receive a death benefit equal to the Commuted Value of the deferred supplementary retirement allowance accrued to such Participant under this Supplemental Plan. Such death benefit shall, subject to applicable legislation, be paid in the same manner and subject to the same conditions as the death benefit payable in similar circumstances under the Registered Plan of which the Participant is a member, provided that any such benefit payable in a lump sum basis shall be paid in cash to the person entitled to such benefit.



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SECTION 11 - BENEFITS ON TERMINATION OF EMPLOYMENT
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11.01    A Participant who terminates his service with the Corporation for any reason, other than retirement pursuant to Subsection 6.03 of this Supplemental Plan, prior to his 55th birthday and who has completed 2 or more years of Continuous Service as of the date of such termination of service shall be entitled to receive a deferred supplementary retirement allowance commencing on the date he could have taken Normal Retirement, in an amount calculated as specified in Subsection 5, based upon his Credited Service as at the date of such termination of his service. Such supplementary retirement allowance shall, subject to applicable legislation, be payable in the same manner and subject to the same condition as the deferred retirement benefit payable in similar circumstances under the Registered Plan of which such Participant is a member, provided that any such benefit payable in a lump sum basis shall be paid in cash to the person entitled to such benefit.

11.02 No benefit shall be payable under this Supplemental Plan to a Participant who terminates his service with the Corporation prior to his 55th birthday and who has not completed 2 or more years of Continuous Service as of the date of such termination of service.



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SECTION 12 - INCREASE IN BENEFITS
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12.01    If and when the pension benefits paid to the Participant (or, in the case of death, to the Spouse of the Participant) from the Registered Plan are increased, the same proportional increase shall also apply to the supplementary allowance payable hereunder to the Participant or following his death, to his Spouse.



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SECTION 13 - GENERAL PROVISIONS
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13.01    PROOF OF AGE

         Any Participant or Spouse of such Participant entitled to benefits hereunder shall, upon request, furnish proof of age satisfactory to the Corporation. In the case that the age of the Participant or his Spouse is found to be inexact, the Corporation is authorized to adjust benefits accordingly.

13.02    EMPLOYEE RIGHTS

         The implementation of this Supplemental Plan shall not constitute an enlargement of any rights which a Participant had apart from his membership in the Supplemental Plan. The benefits conferred herein shall not be used to increase damages in respect of the dismissal or termination of employment of any Employee.

13.03    NON-ALIENATION

         Subject to any applicable legal requirement, all benefits payable under the terms of this Supplemental Plan are for the Participant's own use and are subject to the following restrictions:

         1)       Non-Enforceable Transactions

                  Any transaction that purports to assign, charge, anticipate, surrender, or give as security any right of a person under the Supplemental Plan or benefit payable under the Supplemental Plan shall not be enforceable against the Supplemental Plan; and



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         2)       Exemption from Seizure

                  Any benefit payable under the Supplemental Plan is exempt from execution, seizure or attachment.

13.04    NON-COMMUTABILITY OF BENEFITS

         The benefits provided under the terms of this Supplemental Plan shall not be capable of surrender or commutation except as provided in the Supplemental Plan.

13.05    RECORDS

         Wherever the records of the Corporation are used for the purpose of this Supplemental Plan, such records shall be considered conclusive of the facts with which they are concerned unless and until they are proven to be in error.

13.06    INCOMPETENCY

         If, in the opinion of the Corporation, any person receiving a benefit under the terms of this Supplemental Plan is, as a result of physical or mental infirmity, incapable of managing his affairs and no guardian, committee or other representative of the estate of such person has been duly appointed by a court of competent jurisdiction, the Corporation may authorize any payment to which such person is entitled be made to his Spouse, child or other person on his behalf and such payment shall be a complete discharge of the obligation of the Corporation under this Supplemental Plan to make such payment.

13.07    NOTICES

         Any notice or election to be given, made or communicated pursuant to or for any purpose of the Supplemental Plan shall be given, made or communicated, as the case may be, in such manner as the Corporation shall determine.



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13.08    INTERPRETATION

         a) This provision of this Supplemental Plan shall be interpreted in accordance with the laws of the Province of Quebec and shall be binding upon and enure to the benefit of the Corporation and its successors and assigns.

         b) Headings wherever used herein are for reference purposes only, and do not limit or extend the meaning of any of the provisions of this Supplemental Plan.

13.09    SEVERABILITY

         Should any of the provisions of this Supplemental Plan and/or its conditions be illegal or not enforceable, it or they shall be considered severable and the Supplemental Plan and the remaining conditions shall remain in full force and effect and be binding upon the parties as though the said provision or provisions had never been included.

13.10    TAXIBILITY OF BENEFITS

         All benefits under this Supplemental Plan are expressed on a pre-tax basis and shall be subject to applicable withholding tax and reporting pursuant to the Income Tax Act (Canada) and any other applicable law.




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SECTION 14 - ADMINISTRATION
--------------------------------------------------------------------------------


14.01 The Corporation shall decide on all matters relating to the interpretation, administration and application of this Supplemental Plan, consistently with the text of the Supplemental Plan.

14.02 To facilitate any action required to be taken by the Corporation under the Supplemental Plan, the Board of Directors of the Corporation may, at its discretion, delegate the responsibility for administration of the Supplemental Plan to any person(s) appointed specifically for this purpose to act on behalf of the Corporation.



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SECTION 15 - FUTURE OF THE PLAN
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15.01    Notwithstanding anything to the contrary herein, the Corporation reserves the right to make amendments to this Supplemental Plan. Any such amendment shall be communicated in writing by the Corporation to the Participants indicating the effective date of such amendment which, subject to Subsection 15.02 below, shall not precede the date that such communication is deemed to have been received by the Participants pursuant to Subsection 13.07 hereunder. Furthermore, the Corporation will not have the right to make such amendment only in respect of one or more Participants but such amendment shall have to be made in respect of all Participants, excluding those Participants who have already commenced to receive benefits hereunder.

15.02 When an amendment is made to this Supplemental Plan pursuant to Subsection 15.01 above as a result of a corresponding amendment to the Registered Plan, such amendment shall take effect as of the same effective date as applicable in respect of the corresponding amendment to the Registered Plan.

15.03 No amendment made to this Supplemental Plan by the Corporation pursuant to this Section 15 can have the effect of reducing the amount or value of the benefits accrued by the Participants under this Supplemental Plan prior to the effective date of such amendment.

15.04 In the event that an amendment is made pursuant to this Section 15 to the effect that only the Participants' Credited Service before a given date (hereinafter called "Cessation Date") will be used in the calculation of supplementary benefits payable under this Supplemental Plan, the benefits provided herein will be payable in respect of a Participant as of his retirement date or following his termination of employment or death in accordance with the rules of this Supplemental Plan, and shall be based on the Participant's final Average Earnings and Average STIP Target as of the date of his retirement, termination of employment or death, as the case may be, and on his Credited Service up to the Cessation Date only.



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APPENDIX A - SERVICE WITH AN EMPLOYER OTHER THAN THE CORPORATION
--------------------------------------------------------------------------------


NOT RECOGNIZED UNDER THE REGISTERED PLAN

Collin, Emmanuelle        14 years and 6 months
Madill, Darrell           10.4 years
Marchant, James R.        30 years and 6 months
Regnier, Marc C.          11 years and 6 months
Roy, Francois             17.3 years
Vrooman, Wallace          18 years and 4 months


RECOGNIZED UNDER THE REGISTERED PLAN

Aubin, Denis              7 years and 2 months
Madill, Darrell           4.5833 years
Steuart, David J.         23 years and 8 months











                                      -A-1-


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APPENDIX B - PENSION FROM AN EMPLOYER OTHER THAN THE CORPORATION
--------------------------------------------------------------------------------


Collin, Emmanuelle         none
Madill, Darrell            pension which is actuarially equivalent to
                           $112,157.02 as at June 30, 1996 accumulated with
                           interest at 7% per year to date of retirement, plus
                           $6,362 per year
Marchant, James R.         $21,762 per year
Regnier, Marc C.           none
Roy, Francois              pension which is actuarially equivalent to $27,868 as
                           at June 20, 1990 accumulated with interest at 7% per
                           year to date of retirement, plus an estimated pension
                           of $24,816 per year
Vrooman, Wallace           $19,943 per year

* These pensions are deemed payable from age 65 under the normal form, i.e. joint and 60% survivor or life with 10 year guarantee as the case may be. If this is not the case, an actuarial equivalent will be sued to calculate the offset referred to in 5.02 (b)(ii).







                                      -B-1-